EXHIBIT 99.2

1Q FY2013
Financial Results
CONFERENCE
CALL

Presenters

• Guy Nissenson, Chairman, President & CEO
• Niv Krikov, CFO

Safe Harbor Statement
 This presentation may contain forward-looking statements. The words or phrases "would be", "will allow", "should“, "intends to",
 "will likely result", "are expected to", "will continue", "is anticipated", "estimate", "plan", "project", or similar expressions are intended to identify "forward-looking statements". Actual results could differ materially from those projected in the forward-looking statements as a result of a number of risks and uncertainties. These risks and uncertainties include issues related to the ability to:
 obtain sufficient funding to continue operations, maintain adequate cash flow, profitably exploit new business, license and sign new agreements; issues related to rapidly changing technology and evolving standards in the industries in which the Company and its subsidiaries operate; the Company’s ability to compete effectively and adjust to rapidly changing market dynamics; the unpredictable nature of consumer preferences; and other factors set forth in the Company's most recently filed annual report and/or registration statement. In addition, these and other factors may cause financials results to fluctuate from one financial quarter to another.
 Statements made herein are as of the date of this presentation and should not be relied upon as of any subsequent date. The
 Company cautions not to place undue reliance on such statements. Unless otherwise required by applicable law, we do not undertake, and we specifically disclaim any obligation, to update any forward-looking statements to reflect occurrences, developments, unanticipated events or circumstances after the date of such statement. You should carefully review the risks and uncertainties described in other documents that the Company files from time to time with the U.S. Securities and Exchange
 Commission.

Fiber Revenues
$6,000
$5,000
$4,000
$3,000
$2,000
$1,000
$0
1Q12
1Q13

EBITDAS
$4,000
$3,500
$3,000
$2,500
$2,000
$1,500
$1,000
$500
$0
1Q12
1Q13

Recent Progress: 1Q13

• Continued steady revenue growth
 – Fiber revenues grew 31.3% to $5.3
 million
 – Total revenues were relatively flat at
 $14.9 million
• EBITDAS grew 24.3% to $3.4 million
• 1Q13: Signed first customer in
 Hammond, LA
• 943 customers added in 1Q13

	2013	2012
Revenues Services on FTTP Network Growth Rate	$ 5,346 31.3%	$ 4,073
Leased loop services &other Growth Rate	$ 9,590 -11.6%	$ 10,851
Total Revenues Growth Rate	$ 14,936 --	$ 14,923
Expenses Cost of Services % of Sales	6,640 44.5%	7,123 47.7%
SG&A Expenses % of Sales	4,987 33.4%	5,137 34.4%
Financing expense, net	1,202	1,442
Total Expenses % of Sales	14,704 98.4%	15,434 103.4%
Net Income (loss)	187	(339)
Basic & diluted income (loss) per share	$ 0.00	$ (0.01)
Basic & diluted weighted averaged number of shares	41,186,596	41,186,596
EBITDAS	$ 3,362	$ 2,705
% of sales	22.5%	18.1%
Income Statement
(in thousands, except per share data)
Quarter Ended March 31,

Balance Sheet Highlights

	As of 3/31/13	As of 12/31/12
Current Assets
Cash	$ 6,873	$ 3,909
Accounts receivable, net	5,438	5,157
Prepaid expenses and other receivables	3,495	3,809
Total Current Assets	16,850	13,912
Fixed Assets, Net	94,297	89,468
Total Assets	$ 117,743	$ 108,483
Current Liabilities
Short-term bank credit and current maturities of notes payable	3,001	2,542
Trade payables	13,016	8,499
Other liabilities and accrued expenses	4,779	5,069
Current maturities of bonds	3,907	3,627
Total Current Liabilities	25,077	20,161
Notes Payable to the US Department of Agriculture, Net of Current Maturities	39,252	35,520
Notes Payable, Net of Current Maturities	15,614	14,411
Bonds Payable, Net of Current Maturities	7,277	7,027
Other Long-Term Liabilities	649	1,680
Total Liabilities	90,099	81,079
Total Stockholders’ Equity	27,644	27,404
(in thousands)

NTS INCORPORATED

FTTP Revenues
Thousands
$6,000
$5,500
$5,000
$4,500
$4,000
$3,500
$3,000
$2,500
$2,000
$1,500
$1,000
Q1/2010
Q2/2010
Q3/2010
Q4/2010
Q1/2011
Q2/2011
Q3/2011
Q4/2011
Q1/2012
Q2/2012
Q3/2012
Q4/2012
Q1/2013

New Fiber Markets Revenue Growth
Thousands
$3,000
$2,500
$2,000
$1,500
$1,000
$500
$0
Q2/2010
Q3/2010
Q4/2010
Q1/2011
Q2/2011
Q3/2011
Q4/2011
Q1/2012
Q2/2012
Q3/2012
Q4/2012
Q1/2013

FTTP's Impact on Total EBITDAS Margin
% of Revenues
EBITDAS Margin
40%
35%
30%
25%
20%
15%
23%
21%
19%
17%
15%
13%
11%
9%
7%
1Q10
2Q10
3Q10
4Q10
1Q11
2Q11
3Q11
4Q11
1Q12
2Q12
3Q12
4Q12
1Q13
FTTP % of Overall Revenue
EBITDAS Margin

7

Organic FTTP Growth

Fiber Metrics
 As of March 31, 2013:
 –Total Fiber Passings: 45,179
 –Total Fiber Customers:   10,403
 • Business Fiber Customers:  2,717
 • Residential Fiber Customers:  7,686
 –Fiber ARPU: $177
 • Fiber ARPU for Business: $390
 • Fiber ARPU for Residential: $102
 –Churn:
 • Fiber Avg. Churn: 0.9%
 – Fiber Business Churn: 0.4%
 – Fiber Residential Churn: 1.0%

Connected First Fiber Customer in Louisiana
Connected first FTTP customer in Hammond, Louisiana
•In April, we connected our first customer in Hammond, Louisiana
•When completed, the NTS fiber network in Louisiana is expected to be approximately 11,500 passings, bringing the Company’s total FTTP passings to more than 50,000
•Historically seen strong adoption rates in new markets for our high speed triple play offering

COVERAGE MAP

FTTP Network

TEXAS
= Pre-PRIDE FTTP buildout
= 2011 FTTP buildout
= 2012 FTTP buildout
= 2013 FTTP buildout
= Smart Build network
Slaton
Wichita Falls

COVERAGE MAP
Plainview
Iowa Park
Littlefield
Levelland
Smyer
Burkburnett
Lamesa
Ropesville
Wilson
Brownfield
Meadow
Hale Center
Abernathy
Lubbock
New Deal
Whitharral
Wolffort
h

Tickfaw
Independence
Ponchatoula
Pine Grove
Natalbany
Franklinton
Montpelier
Amite
Hammond
COVERAGE MAP
● = Pre-PRIDE FTTP buildout
○ = 2011 FTTP buildout
● = 2012 FTTP buildout
● = 2013 FTTP buildout
● = Smart Build network

Macro Trends in Our Favor and
Strategy Going Forward

Macro Trends:
•Secondary market broadband is a long-term growing opportunity
•Increasing need for bandwidth
•Growing shift to Internet TV
Strategy:
•Drive FTTP growth
•Convert passings to customers to drive high margin FTTP growth
•Selectively evaluate “smart builds”
•Continue to aggressively manage costs

Q & A
Thank You